ECLIPSE FUNDS

MainStay Balanced Fund

Supplement dated October 29, 2008 (“Supplement”)
to the Statement of Additional Information dated February 28, 2008 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for MainStay Balanced Fund (“Fund”). You may obtain copies of the Fund’s Prospectus and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

1.	The section entitled “Portfolio Managers” beginning on page 96 of the SAI is hereby revised to amend the information for Thomas Girard, provided as of August 31, 2008.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS

Thomas Girard	Balanced Fund, Income Manager Fund and Indexed Bond Fund	1/ $683,873,003	1/ $3,027,325,574	0	0	0	0

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
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